Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

15.       Subsequent Events

Acquisition Between Entities Under Common Control

On January 3, 2013, we completed the acquisition of oil and natural gas properties in the Mid-Continent region in Oklahoma from Fund I for a purchase price of $21.0 million subject to customary purchase price adjustments. In addition, as part of the transaction, we acquired in the money commodity hedge contracts valued at approximately $1.8 million. LRE funded the acquisition with borrowings under its revolving credit facility.

Unit Distribution

On January 18, 2013, we announced that the board of directors of our general partner declared a cash distribution for the fourth quarter of 2012 of $0.4800 per outstanding unit, or $1.92 on an annualized basis. The distribution was paid on February 14, 2013 to all unitholders of record as of the close of business on January 30, 2013. The aggregate amount of the distribution was approximately $10.8 million.

Derivative Instruments

Subsequent to December 31, 2012, we entered into the following commodity hedges.

	Index	2013	2014
Oil Positions
Basis swaps (Bbls)	Midland — WTI Cushing	419,425	410,400
Weighted average price		$(1.25)	$(1.00)

As part of the 2013 acquisition described above, we also acquired the following crude oil and natural gas hedges:

	Index	2013	2014	2015
Natural gas positions
Price swaps (MMBTUs)	NYMEX-HH	248,950	200,916	173,676
Weighted average price		$5.23	$5.58	$5.96

Oil positions
Price swaps (BBLs)	NYMEX-WTI	39,794	28,176	22,128
Weighted average price		$101.30	$100.01	$98.90

Restricted Unit Grant

On March 5, 2013, the board of directors of our general partner granted Mr. Casas 20,760 restricted units under the LTIP. These restricted units vest in equal one-third increments over a 36-month period (i.e., approximately 33.3% vest at each one-year anniversary of the date of grant), so that the restricted units granted will be 100% vested on March 5, 2016 and provided that he has continuously provided services to us, our general partner or any of our respective affiliates, without interruption, from the date of grant through each applicable vesting date.

Material Subsequent Events Occurring after the Initial Filing of the Form 10-K on March 13, 2013

On March 22, 2013, we closed a public equity offering of 3,700,000 common units representing limited partner interests in the Partnership at a price to the public of $16.84 per common unit, or $16.1664 per common unit after payment of the underwriting discount. We received net proceeds from the sale of 3,700,000 newly issued common units of approximately $59.6 million, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $0.2 million. We used the net proceeds of the offering to fund our acquisition discussed in Note 14 and repay borrowings outstanding on our Credit Agreement.

Fund I sold 3,200,000 common units in the equity offering at a price to the public of $16.84 per common unit, or $16.1664 per common unit after payment of the underwriting discount. We did not receive any proceeds from the sale of common units by Fund I; however, the equity balance of Fund I was adjusted for its reduced ownership interest in us.

On April 1, 2013, we completed the acquisition of oil and natural gas properties in the Mid-Continent region in Oklahoma and crude oil hedges from Fund II for a purchase price of $38.2 million, subject to customary purchase price adjustments. We funded the acquisition with proceeds from our equity offering described in Note 10.

As part of the transaction, we acquired the following crude oil hedges which were estimated to be valued at approximately $0.4 million as of the close of the transaction:

	Index	2013	2014

Oil positions
Price swaps (BBLs)	NYMEX-WTI	38,250	30,000
Weighted average price		$102.75	$98.20